SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 23, 2015

OMNOVA SOLUTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	1-15147	34-1897652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25435 Harvard Road, Beachwood, Ohio		44122-6201
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 682-7000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
On February 23, 2015, Kevin M. McMullen, Chairman and CEO of OMNOVA Solutions Inc., will deliver a presentation at the J. P. Morgan Global High Yield & Leveraged Finance Conference. A copy of this presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. This presentation is also available on our website at www.omnova.com.

Item 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1	OMNOVA Solutions Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNOVA SOLUTIONS INC.

By:	/s/ James C. LeMay
Name:	James C. LeMay
Title:	Senior Vice President, Corporate Development; General Counsel
Date:	February 23, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	OMNOVA Solutions Investor Presentation